SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) Of the Securities Exchange act of 1934 [Amendment No. 1]

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KFx Inc. (Name of Registrant as Specified in Its Charter)

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KFx Inc.
55 Madison Street, Suite 745
Denver, Colorado 80206

April 28, 2005

Dear Stockholder:

                You are cordially invited to attend the 2005 Annual Meeting of Stockholders of KFx Inc., which will be held at 1:00 p.m. local time on Tuesday, June 21, 2005 at our executive offices located at 55 Madison Street, Suite 745, Denver, Colorado 80206.

                The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting.  We will also report on matters of current interest to our stockholders.

                The Annual Report for the year ended December 31, 2004 is enclosed, and I hope you will read it carefully.  Feel free to forward to us any questions you may have if you are unable to be present at the meeting.  Our World Wide Web homepage on the Internet is a convenient way to communicate with us.  Our homepage is located at http://www.kfx.com.

                Also enclosed is a proxy authorizing two of our officers to vote your shares for you if you do not attend the meeting.  Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, Interwest Transfer Company, Inc., in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the meeting, either in person or by proxy, for the conduct of business.

Sincerely,

Theodore Venners Chairman of the Board of Directors and Chief Executive Officer

KFx Inc.
55 Madison Street, Suite 745
Denver, Colorado 80206

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held June 21, 2005

April 28, 2005

To the Stockholders of KFx Inc.:

                The 2005 Annual Meeting of the Stockholders of KFx Inc. (the “Company”) will be held on Tuesday, June 21, 2005 at 1:00 p.m. local time at our executive offices located at 55 Madison Street, Suite 745, Denver, Colorado 80206.  The purpose of the meeting is to consider and take action upon the following matters:

1.             Election of three directors.

2.             Approval of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2005.

3.             Ratification and approval of the Company’s 2004 Equity Incentive Plan.

4.             Such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

                Only stockholders of record as of the close of business on April 25, 2005 are entitled to notice of and to vote at the meeting or at any postponements, continuations or adjournments thereof.

                Our bylaws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented at the meeting in order to constitute a quorum for the transaction of business.  It is important that your stock be represented at the meeting regardless of the number of shares you hold.  Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

                THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS.  OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.  YOUR VOTE IS IMPORTANT.

                This notice, the proxy and Proxy Statement enclosed herewith are sent to you by order of our Board of Directors.

William G. Laughlin Secretary

PROXY STATEMENT

                The enclosed proxy is solicited by the Board of Directors of KFx Inc. for use at the 2005 Annual Meeting of the Stockholders (the “Annual Meeting”) of KFx Inc., a Delaware corporation (the “Company” or “KFx”) to be held on Tuesday, June 21, 2005 at 1:00 p.m. local time at our executive offices located at 55 Madison Street, Suite 745, Denver, Colorado 80206, and all postponements, continuations or adjournments thereof.  This Proxy Statement and the enclosed proxy were first furnished to our stockholders on or about May 3, 2005.

VOTING PROCEDURES

                The presence in person or by proxy of a majority of our outstanding shares of common stock, $.001 par value (the “Common Stock”), entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting.  Your shares can only be voted if you are present in person or are represented by returning a properly signed proxy.  Your vote is very important.  Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States.  All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

                Shares represented by proxy will be voted in accordance with your instructions.  You may specify your choice by marking the appropriate box on the proxy card.  If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the nominees for director, FOR the ratification of the selection of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2005, FOR ratification and approval of the Company’s 2004 Equity Incentive Plan and as the individuals named as proxy holders on the proxy deem advisable on all matters as may properly come before the meeting.  You may revoke your proxy at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice of revocation to us at our address indicated above or by voting in person at the meeting.  Any notice of revocation sent to us must include your name and must be received prior to the meeting to be effective.

                The election of each director nominee requires the affirmative vote of a plurality of the votes cast in the election of directors.  An affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification and approval of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2005, approval of the Company’s 2004 Equity Incentive Plan and all other matters that may be submitted to our stockholders for consideration.  No stockholder of the Company, whether abstaining, voting for or against the nominees listed in Proposal No. 1, for or against Proposal No. 2, or for or against proposal No. 3 will be entitled to appraisal rights or the right to receive cash for shares under Delaware law or otherwise.

                Those shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares on one or more matters) on any proposal, will be considered present at the meeting for purposes of establishing a quorum.  Each will be tabulated separately.

                Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners.  Brokers that do not receive instructions are entitled to vote on the proposals contained in this proxy other than the ratification and approval of the 2004 Equity Incentive Plan.

                Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved.  Abstentions and broker non-votes will have no effect on the election of directors.  With respect to the proposals to ratify and approve Deloitte & Touche LLP as our independent accountants and to approve our 2004 Equity Incentive Plan, such proposals will be approved by a majority of the votes cast, including abstentions, by persons present at the Annual Meeting or represented by proxy and entitled to vote on the proposal.  An abstention from voting on either proposal will have the effect of a vote “Against.”  Broker non-votes on a proposal will, however, have no effect because such non-votes are not considered “shares entitled to vote” on the proposals.  Votes cast by proxy will be tabulated by an automated system administered by Interwest Transfer Company, Inc., our transfer agent.  Votes cast by proxy or in person at the meeting will be counted by the persons we appointed to act as election inspectors for the meeting.

                Our outstanding shares entitled to vote as of April 25, 2005 (the “Record Date”) consisted of 65,702,708 shares of Common Stock.  Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting.  Each share is entitled to one vote.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

                Our certificate of incorporation provides for a Board of Directors (the “Board”) consisting of three classes.  The members of each class serve three-year staggered terms with one class to be elected at each annual meeting.  As provided in our bylaws, our Board has currently set the total number of directors at ten, with three directors in Class I, four directors in Class II and three directors in Class III.  The current terms of the Class II and Class III directors expire at our annual meeting of stockholders in 2006 and 2007, respectively.  The current term of the Class I directors expires at the Annual Meeting.

                Our Board has nominated Jack C. Pester, James S. Pignatelli and Theodore Venners for election as Class I directors to serve a three-year term expiring at the 2008 annual meeting of stockholders and until their successors are elected and qualified.

                Shares represented by properly executed proxies will be voted to elect the director nominees, unless authority to so vote is withheld.  The nominees are currently members of the Board and have indicated a willingness to serve as directors if reelected.  Our Board has no reason to believe that any director nominee will be unable to serve as a director or become unavailable for any reason.  If, at the time of the meeting, any director nominee becomes unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons determine in their discretion, for such substituted nominee, if any, nominated by our Board.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.

Directors

                The following table sets forth certain information with respect to our director nominees and the directors who will continue in office after the meeting, including the name and age of each director and nominee, his principal occupation and business experience during the past five years, and the commencement of his term as a director.

Nominees for Election

Name and Age	Principal Occupation or Employment During the Past Five Years; Other Directorships	Director Since

Jack C. Pester (70) (Class I Director)	Mr. Pester served as our consultant from April 1999 through January 2000. Mr. Pester retired in April 1999 from his position as Senior Vice President of international refining and marketing for The Coastal Corporation, a diversified energy company, which position he held since 1987. Mr. Pester is a past president of the Independent Refiners Association of America and the Petroleum Marketers Association of America.	1994

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	Mr. Pester is a director of AmerUS Life Insurance Company (formerly American Mutual Life Insurance Company) of Des Moines, Iowa.

James S. Pignatelli (60) (Class I Director)

Chairman of the Board, Chief Executive Officer and President of Unisource Energy Corporation, an electric utility holding company, and Chairman of the Board, Chief Executive Officer and President of Tucson Electric Power Company, its principal subsidiary, since July 1998.  Previously he served those companies as Senior Vice President and Chief Operating Officer.  Mr. Pignatelli has spent his entire business career in the electric utility industry.  Mr. Pignatelli serves on the boards of directors of Millennium Energy Holdings, Inc., Electro Rent Corporation, the Tucson Airport Authority, Southern Arizona Leadership Council, Blue Cross-Blue Shield of Arizona, Habitat for Humanity Advisory Board and the Arizona Council on Economic Education.  His memberships include Tucson 30, Arizona-Mexico Commission and the State Bar of California.

		2001

Theodore Venners (57) (Class I Director)

Chairman of our Board since July 1993 and Chief Executive Officer since October 1995.  Mr. Venners also served as our President since our inception to September 1993.  He is a founding partner of K-Fuel Limited Partnership and its predecessor, K-Fuel Partnership, and served as managing partner of those entities from 1984 until their merger with us in December 1992.  Mr. Venners began his business career as an assistant to the Governor of South Dakota, after which he formed his own real estate sales and development company.  He was a founding partner of Fort Union Mine Partnership, which was purchased by Compagnie Francaise des Petroles (TOTAL).  Mr. Venners served on the Heritage Foundation’s Transition Committee for Federal Mineral Leasing under the Reagan Administration and in 1987 was appointed a charter member of the National Coal Council, an advisory organization to the Secretary of the U.S. Department of Energy.

		1992

Directors Whose Term of Office Will Continue After the Annual Meeting

Name and Age	Principal Occupation or Employment During the Past Five Years; Other Directorships	Director Since

Stanford M. Adelstein (72) (Class III Director)	Chairman of the Board and President of Northwestern Engineering Company, a holding company whose subsidiaries are engaged in real estate ownership and management, hotel ownership and management, land development, and wood products. Former businesses included asphalt paving, manufacturing ready-mix concrete and highway construction, since 1925. Mr. Adelstein is a South Dakota State Senator.	1998

Manuel H. Johnson (56) (Class II Director)	Dr. Johnson is the co-chairman and senior partner in the investment and consulting firm of Johnson Smick International, Inc. Prior to assuming his current duties, Dr. Johnson was Vice Chairman of the Board of Governors of the Federal Reserve System where he served for four and a half years beginning in February 1986. Dr. Johnson served	2004

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as Assistant Secretary of the Treasury from 1982 to1986. From 1977 to 1994, Dr. Johnson was a professor of economics at George Mason University where he held the Koch Chair in International Economics. From 1997 to 2004, Dr. Johnson was Chairman of the Financial Accounting Foundation, the organization that supervises preparation of U.S. accounting standards.  Dr. Johnson currently serves on the board of directors of the Morgan Stanley Funds Group, RBS Greenwich Capital Holdings, and NVR Inc.

Robert S. Kaplan (65) (Class III Director)	Dr. Kaplan is the Marvin Bower Professor of Leadership Development at the Harvard Business School. He has been on the HBS faculty for 21 years. Previously he was a faculty member at the Carnegie-Mellon business school, and served as its dean for six years.	2005

John V. Lovoi (43) (Class II Director)	Mr. Lovoi is founder and director of JVL Partners, a private oil and gas investment partnership. For the prior 15 years, Mr. Lovoi has held a number of positions in the global oil and gas business, primarily in the areas of investment banking and equity research, including head of Morgan Stanley’s Global Oil and Gas investment practice. Mr. Lovoi is a director of Cal Dive International, a publicly traded offshore construction and development specialist.	2003

W. Grady Rosier (56) (Class II Director)	Mr. Rosier has served as President and Chief Executive Officer of McLane Company, Inc. for over 10 years. He joined McLane Company in 1984 as President of McLane/Sunwest and has since served in senior and executive management roles throughout the company's value chain, including purchasing, distribution, marketing and customer service. In May 2003, McLane Company, which was a wholly owned subsidiary of Wal-Mart Stores, Inc., was acquired by Berkshire Hathaway Inc.	2005

James R. Schlesinger (75) (Class II Director)

Dr. Schlesinger is a senior advisor to Lehman Brothers, is Chairman of the Board of Trustees of The MITRE Corporation and serves on several boards as a director or trustee, among which are the boards of Peabody Energy, BNFL Inc., and Sandi Corporation.  Dr. Schlesinger is a former director of Seven Seas Petroleum Company.  Dr. Schlesinger’s distinguished career in government includes his service as Chairman of the Atomic Energy Commission in 1973, Director of Central Intelligence in 1973, Secretary of Defense from 1973 to 1975, Assistant to the President in 1977 and Secretary of Energy from 1977 to 1979.  Among the many awards he has earned are the National Security Medal, five department and agency medals, and the Dwight D. Eisenhower Distinguished Service Medal.

		2003

Richard S. Spencer III (51) (Class III Director)	Mr. Spencer is the Managing Member of Westcliff Capital Management, LLC. Mr. Spencer has been the Manager or President of Westcliff Capital Management, LLC or its predecessor company since May 1993. Westcliff Capital	2002

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Management, LLC is an investment adviser for certain investment funds and institutional investors, some of which are stockholders of KFx.  Mr. Spencer is a director of Diedrich Coffee, Inc., and a former director of Huntway Refining Company.  From 1992 through 1996, Mr. Spencer was Vice President and Portfolio Manager of Wentworth, Hauser and Violich, a registered investment adviser.  Mr. Spencer is a certified public accountant.

                Vincent N. Cook retired as a director on March 23, 2004, after serving since 1996. Mr. Cook has been appointed to the Chairman’s advisory committee.

                Mark S. Sexton resigned as director on November 16, 2004, after serving since 1999.

                To fill the vacancies created by the resignations of Mr. Cook and Mr. Sexton, Dr. Manuel H. Johnson was appointed by the Board on September 14, 2004 and Dr. Robert S. Kaplan was appointed by the Board on January 7, 2005.  In addition, on January 18, 2005, the Board increased the number of directors from nine to ten and appointed Mr. W. Grady Rosier to the Board.

Corporate Governance Principles and Board Matters

                KFx is committed to having sound corporate governance principles and practices.  KFx’s primary corporate governance documents including its Code of Ethics and Board of Director’s Committee Charters, are available to the public on our internet website at http://www.kfx.com.

Independence of Directors

                The Board has determined that all current directors of the Company, except Theodore Venners, KFx’s Chairman and Chief Executive Officer, have no material relationship with KFx, directly or indirectly, that would interfere with the exercise of independent judgment, and are “independent” within the meaning of the American Stock Exchange’s (“AMEX”) director independence standards.

Board Meetings

                During 2004 our Board met four times.  The independent directors meet in executive session without the presence of non-independent directors and management following each regularly scheduled Board Meeting.  Our Board also held six meetings by teleconference and took action twice by unanimous written consent.  During 2004, all directors, except Mr. Sexton, attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 2004 and (ii) the total number of meetings held by all committees of the Board on which such director served in 2004.  The Company does not have a policy with regard to attendance of directors at annual meetings, but encourages all of its directors to attend the annual meeting.  The 2004 Annual Meeting of Stockholders was attended by one of nine directors comprising the Board at that time.

Committees of the Board

                Audit Committee.   The Board has an Audit Committee and, during 2004, its members were Stanford M. Adelstein (Chairman), Vincent N. Cook, Manuel H. Johnson, John Lovoi and James S. Pignatelli.  In March 2004, Mr. Lovoi was appointed to the committee after Mr. Cook resigned.   Also, in October 2004, Dr. Johnson was appointed as a member of this committee.  During 2004 the Audit Committee met two times.  The Audit Committee also held four meetings with the Company’s independent accountants by teleconference.  Each member of the Audit Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (“1934 Act”).  All current members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.  The Board has determined that all of the members, including Stanford

M. Adelstein as Chairman, qualify as an audit committee financial expert as defined within Section 229-401(h) of the 1934 Act.  The Audit Committee operates pursuant to a charter previously adopted by the Board that is available at http://www.kfx.com.  As enumerated in the charter, the Audit Committee makes recommendations concerning the engagement of independent public accountants and reviews the Company’s published quarterly and annual financial statements with the independent public accountants.  The Audit Committee also reviews with the independent accountants the plans and results of the audit engagement, the range of audit and non-audit fees, and the adequacy of our accounting and internal control policies and procedures.   The Audit Committee oversees and periodically confirms the independence of our independent accountants and reviews the results of the audit and the independent accountant’s report to management for each fiscal year with the independent accountants.  The Audit Committee recommended Deloitte & Touch LLP as the Company’s independent accountants for 2005.  See “Proposal No. 2 – Ratification of Selection of Independent Accountants,” below.  See also “Audit Committee Report,” below.  The Audit Committee also reviews all proposed transactions between the Company and persons that are considered related parties.  A report of the Audit Committee is included in this Proxy Statement.

                Compensation Committee.  The Board has a Compensation Committee and, during 2004, its members were Mark S. Sexton (Chairman), James S. Pignatelli, Stanford M. Adelstein and Jack C. Pester.  When Mr. Adelstein was named Chairman of the Audit Committee, James R. Schlesinger was appointed to replace Mr. Adelstein on the Compensation Committee.  When Mr. Sexton resigned from the Board in November 2004, James S. Pignatelli was appointed to replace Mr. Sexton as Chairman.  Each member of the Compensation Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards.  A copy of the Compensation Committee Charter is available on the KFx website at http://www.kfx.com.  The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, approves the compensation payable to each of the officers of the Company (except the compensation of the Chief Executive Officer), reviews proposed compensation of executives as provided in the Company’s executive compensation plan and administers the Company’s stock option plans.  The Compensation Committee met three times in 2004.  The Compensation Committee also met three times during 2004 by teleconference and twice took action by unanimous written consent.  A report of the Compensation Committee on Executive Compensation is included in this Proxy Statement.

                Corporate Governance and Nominating Committee.  The Board has a Corporate Governance and Nominating Committee (the “Governance Committee) and, during 2004, its members were Jack C. Pester (Chairman), Stanford M. Adelstein, James R. Schlesinger and Mark S. Sexton.  Mr. Adelstein was appointed to the Governance Committee after Mr. Sexton resigned from the Board.  Upon his appointment to the Board in 2005, Mr. Rosier replaced Mr. Adelstein on the Governance Committee.  Each member of the Governance Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards.  The Governance Committee has adopted a charter, which has been ratified and approved by the Board.  A copy of the Governance Committee Charter is available on the KFx website at http://www.kfx.com.  The Governance Committee, among other things, identifies, evaluates and recommends individuals qualified to be directors of the Company and is in charge of developing and recommending corporate governance guidelines for the Company.  In evaluating candidates for nomination to the Board, the committee takes into account the applicable requirements for directors under the Exchange Act and the listing standards of the American Stock Exchange.  The committee considers stockholder nominees for election to the Board if the Secretary of the Company receives timely advance written notice of such nominees.  The Governance Committee met three times during 2004.

                Finance and Strategy Committee.  The Board has a Finance & Strategy Committee, and its members in 2004 were Richard S. Spencer, III (Chairman), Manuel H. Johnson, John V. Lovoi, and Mark S. Sexton.  Mr. Johnson was appointed to fill the vacancy created by the resignation of Mr. Sexton in November 2004.  Mr. Kaplan, who was appointed to the Board in 2005, also serves on this committee.  A copy of the Finance and Strategy Committee Charter is available on the KFx website at http://www.kfx.com. The Finance and Strategy Committee reviews and makes recommendations to the Board concerning the selection of investment bankers, selection of the stock exchange for listing the Company’s securities for trading, funding strategies for commercial projects and other capital needs, developing and monitoring the Company’s investment policy, and other financial issues.  The committee met eight times during 2004 by teleconference.

                Plant Contract Administration Committee.  The bylaws provide for a Plant Contract Administration Committee (the “Plant Committee”), but the Plant Committee has been deactivated and is no longer needed with the addition of executive staff.

Code of Ethics

                The Board has adopted a Code of Ethics to provide guidance on maintaining the Company’s commitment to being honest and ethical in its business endeavors.  The Code of Ethics covers a wide range of business practices, procedures and basic principles regarding corporate and personal conduct and applies to all directors, executives, officers and employees. A copy of the Code of Ethics is available on the KFx website http://www.kfx.com or may be obtained by written request submitted to the Secretary at KFx Inc., 55 Madison Street, Suite 745, Denver, Colorado 80206.  The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Ethics by disclosing on the Company’s website, by press release and/or on a current report on Form 8-K.

Stockholder Communications with the Board

                Any stockholder desiring to contact the Board, or any individual director, may do so by written communication directed to Stanford M. Adelstein, the independent director who has been designated by the Board to receive such communications.  Communications should be addressed to Stanford M. Adelstein, c/o Secretary, KFx Inc., 55 Madison Street, Suite 745, Denver, Colorado 80206 or contact the Company’s hotline at 1-888-752-1208.  Any communications received that are directed to the Board will be processed by the Secretary and distributed promptly to the Board or individual directors, as appropriate.  If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communication should be conveyed to the Board.

Stockholder Procedures to Nominate Directors

                The Governance Committee willconsider qualified candidates for possible nomination that are submitted by stockholders in accordance with the Company's bylaws and policies regarding director nominations.  Any stockholder nominations will be evaluated using the same criteria set forth in the Governance Committee Charter as are applicable to persons nominated by other sources.

                Stockholders wishing to make such a submission may do so by providing all information regarding the nominee that would be required under applicable SEC proxy rules, including (in addition to the information required in the bylaws or by applicable law): (i) the full name and resident address of nominee; (ii) the age of nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of the Company’s common stock held by nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected.   In addition, the stockholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide (i) the name and address, as they appear on the corporation's books, of such stockholder and such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) any material interest of the stockholder and/or such beneficial owner in the nominee or the nominee's election as a director.  Such information should be sent to the Governance Committee, KFx Inc., c/o Secretary, 55 Madison Street, Suite 745, Denver, Colorado 80206.

                In addition to potential director nominees submitted by stockholders, the Governance Committee considers candidates submitted by directors, as well as self-nominations by directors and, from time to time in its sole discretion, it may consider candidates submitted by a third-party search firm hired for the purpose of identifying director candidates.  The committee has not retained a third-party search firm to assist in the identification or evaluation of Board member candidates for election to the board at the Annual Meeting, although it may do so in the future.  The Governance Committee investigates potential candidates and their individual qualifications, and evaluates all such candidates, including those submitted by stockholders, using the Board membership criteria set forth in the Governance Committee Charter and described under “Corporate Governance and Nominating Committee.”

                No candidates for director nominations were submitted to the Governance Committee by any stockholder in connection with the Annual Meeting.  Any stockholder desiring to present a nomination for consideration by the Governance Committee prior to the 2006 annual meeting must do so in accordance with the Company's policies and bylaws.

EXECUTIVE OFFICERS

                Set forth below is certain information regarding our executive officers, including age, principal occupation during the last five years and the date each first became an executive officer.

Name (Age)	Present Executive Officers	Executive Officer Since

Theodore Venners (57)	Chairman of our Board and Chief Executive Officer. More detailed information regarding Mr. Venners’ business experience is set forth under “Directors.”	1992

Robert I. Hanfling (67)

President and Chief Operating Officer since February 2005.  Previously, Mr. Hanfling has served as an independent business consultant and corporate advisor.  During the last five years, Mr. Hanfling advised (i) PacifiCorp, an electricity producer, six state regulatory authorities and their stakeholders during the development of a coordinated rate structure program, (ii) the New England Power Pool, or NEPOOL, an association of entities engaged in the electric power business in New England, as a member of its independent board of review for dispute resolution, and (iii) the United States Enrichment Corp., Inc., or USEC, a global energy company, as a consultant. Since 2002, Mr. Hanfling has been Trustee in Bankruptcy for ATG, Inc., a radioactive and hazardous waste management company. In the 1990s, he served on the Secretary of Energy Advisory Board for eight years under three DOE secretaries, and was Chairman of the Board for four of those years.  In the 1970s, he held senior positions in the Department of Energy, or DOE, and its predecessor agency, the Federal Energy Administration, in the Ford and Carter administrations.  Mr. Hanfling obtained a BChE in 1959 from Rensselaer Polytechnic Institute, a MS NuclE in 1961 from West Virginia University and an MBA with a concentration in International Trade from The City University of New York in 1965.

		2005

Matthew V. Elledge (34)	Vice President and Chief Financial Officer since March 2004. From 2001 to 2004, Mr. Elledge was President of MVE Enterprises LLC, a financial consulting firm. He served as Vice President of New West Capital Inc., a venture capital firm from 2000 to 2001 and was Director of Investor Relations for Jato Communications Corporation, a telecommunications firm, from 1999 to	2004

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2000.  Mr. Elledge received a Masters of Business Administration degree from the Kellogg Graduate School of Management in 1999.  He is a Certified Public Accountant, a Certified Management Accountant and was a Manager for Ernst & Young LLP.

James Imbler (47)

Senior Vice President of Business Development since December 2004.  Prior to joining KFx, Mr. Imbler served as Managing Director of CEO Advisors, a consulting firm, since 2003. He served as CEO and Managing Director of leveraged buy-out firm CEO Equity during 2002 and 2003.  From 2000 to 2002, Mr. Imbler served as President and CEO of FuelSpot where he led development of a web-based trading and transaction platform for large volume bulk refined products including gasoline and diesel.  From the period of 1989 to 2000, Mr. Imbler served in a variety of roles with Koch Industries, including Senior Vice President of Koch Industries and President of Koch Petroleum Group (KPG).  Prior to Koch, he spent 9 years with FMC Corporation, where he served in a variety of engineering and management roles.  Mr. Imbler received his bachelors degree in Chemical Engineering and MBA from the University of Kansas.

		2004

William G. Laughlin (60)

Vice President, General Counsel and Secretary since March 2005.  Prior to joining KFx, Mr. Laughlin was Of Counsel with the law firm of Locke Liddell & Sapp LLP in Houston, Texas where he practiced in the firm’s Energy Practice Group since 2003.  From 1990 through 2002, Mr. Laughlin served as Vice President and Director of the Natural Resources Law Department of The Coastal Corporation.  Following Coastal’s merger with El Paso Corporation in 2001, Mr. Laughlin became Vice President of El Paso Corporation and General Counsel of El Paso Production Company.  During the late 1970s through the 1980s, Mr. Laughlin was associated with Ladd Petroleum Corporation, General Electric Company’s energy subsidiary, where he was Vice President, General Counsel and Secretary.

		2005

EXECUTIVE COMPENSATION

Summary Compensation Table

                The following table sets forth certain information for each of the last three fiscal years concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary and bonus that exceeded $100,000 for 2004 (the “Named Executive Officers”).

		Annual Compensation			Long-Term Compensation Awards

Name and Principal Posistions(1)	Year	Salary	Bonus		Securities Underlying Options (#)

Theodore Venners	2004	$220,000	$175,000		—
Chairman of the Board and	2003	180,000	415,350	(2)	250,000
Chief Executive Officer	2002	155,000	10,000		—

C. Scott Hobbs (3)	2004	$183,333	$100,000		600,000
Former President and	2003	—	—		—
Chief Operating Officer	2002	—	—		—

Rudolph G. Swenson(4)	2004	$130,000	$77,925	(5)	—
Assistant Secretary	2003	120,000	47,925	(6)	50,000
	2002	107,500	5,000		—

Mathew V. Elledge(7)	2004	$95,920	$90,700	(8)	200,000
Chief Financial Officer,	2003	––	––		––
Vice President and Treasurer	2002	––	––		––

_____________

(1)

Robert I. Hanfling was appointed President and Chief Operating Officer in February 2005 and William G. Laughlin was appointed Vice President, General Counsel and Secretary in March 2005. Neither Mr. Hanfling nor Mr. Laughlin received any compensation from us during 2004.  In addition, in December 2004, James Imbler was appointed Senior Vice President of Business Development.  During 2004, Mr. Imbler received approximately $15,000 in salary and bonus.

(2)	The bonus was in the form of a grant of 65,000 shares from the 2002 Stock Option & Incentive Plan.
(3)	Effective February 2005, Mr. Hobbs resigned as President and Chief Operating Officer and was replaced by Mr. Hanfling.
(4)

Effective March 2005, Mr. Swenson resigned as Vice President, Secretary and Treasurer and was replaced as Secretary by Mr. Laughlin and as Treasurer by Mr. Elledge.  Mr. Swenson has been appointed Assistant Secretary.

(5)

A bonus for 2004 was awarded effective January 2005 in the form of a grant of 7,500 shares from the 2002 Stock Option & Incentive Plan.  In addition, Mr. Swenson received a cash bonus of $30,000 during the year ended December 31, 2004.

(6)	A bonus for 2003 was awarded effective January 2004 in the form of a grant of 7,500 shares from the 2002 Stock Option & Incentive Plan.
(7)	Mr. Elledge became Vice President & CFO in March 2004. In March 2005 he was appointed Treasurer.
(8)	Bonus was in the form of $62,500 in cash and 3,000 shares of stock granted from the 2004 Equity Incentive Plan.

                The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all our employees, such as group health insurance, paid parking, certain educational and training programs, vacation and sick leave.  In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance.  We consider such benefits to be ordinary and incidental business costs and expenses.  The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 and less than 10% of the annual salary of each such executive officer, is not included in such table.

Compensation of Directors

                Directors who also serve as officers and employees of the Company or its subsidiaries are not entitled to compensation as Board members.  All other directors receive $1,000 for attendance at each Board or committee meeting and $500 for each Board or committee conference call.  Directors are also reimbursed for out-of-pocket travel and other expenses incurred in attending Board and/or committee meetings.

Employment Agreements

                We have entered into employment agreements with Mr. Robert I. Hanfling, President and Chief Operating Officer, and Mr. William G. Laughlin, Senior Vice President, General Counsel and Secretary.  The employment agreements are “at-will” and may be terminated by the executive or the Company with or without cause and with or without notice at any time.  Both agreements contain nondisclosure and confidentiality provisions regarding Company information.  The following is a summary of the principal terms and conditions of these employment agreements:

•

Mr. Hanfling receives an annual salary of $250,000 and a guaranteed first-year bonus of $100,000.  Salary increases are at the discretion of the Board.  He also received options for 1,000,000 shares of Common Stock with an exercise price of $13.81 per share and 100,000 shares of restricted Common Stock, both of which are subject to specific vesting provisions commencing in January 2006.  Mr. Hanfling is also entitled to all benefits available to other full-time executive officers.

•

Mr. Laughlin receives an annual salary of $183,000 and a guaranteed first-year bonus of $90,000.  Salary increases are at the discretion of the Board.  He also received options for 300,000 shares of Common Stock with an exercise price of $16.53 per share, subject to specific vesting provisions commencing in March 2006.  Mr. Laughlin is also entitled to all benefits available to other full-time executive officers.

Compensation Pursuant to Stock Incentive Plans

                2004 Stock Incentive Plan.  In December 2004, our Board adopted The 2004 Equity Incentive Plan (the “2004 Plan”).  We are seeking stockholder approval for the 2004 Plan in Proposal No. 3 of this Proxy Statement.  Subject to stockholder approval, the Board has contingently reserved 6,000,000 shares of Common Stock for issuance under the 2004 Plan and has contingently granted 185,500 options to purchase Common Stock to certain officers and directors.  If Proposal No. 3 is not approved, no shares will be reserved for issuance and the options will not be issued to the officers and directors.  More detailed information regarding the 2004 Plan is set forth under “Proposal No. 3 – Ratification and Approval of the Company’s 2004 Equity Incentive Plan.”

                2002 Stock Incentive Plan.  In June 2002, our stockholders approved and adopted the 2002 Stock Incentive Plan (the “2002 Plan”).  We have reserved 2,000,000 shares of Common Stock for issuance under the 2002 Plan.  As of April 25, 2005, stock grants and options for 2,000,000 shares had been awarded, leaving no shares available under the 2002 Plan.  The Compensation Committee of the Board of Directors has awarded each Board member 20,000 options under the 2002 Plan as compensation for their service in 2002 and 20,000 options as compensation for their service in 2003.  The options were immediately vested on the date of grant.  If a non-employee director acquired shares upon exercise of such options and ceased to serve as a director for any reason other than death before the first anniversary of the date of grant of the options, the Company has the right to repurchase the shares at the exercise price.  The exercise price for options granted and unexercised under the 2002 Plan ranges from $2.75 to $16.53 per share.

                1999 Stock Incentive Plan.  In April 1999, we adopted the 1999 Stock Incentive Plan (the “1999 Plan”) and reserved 2,000,000 shares of Common Stock for issuance upon the exercise of options, SARs, dividend equivalent rights, restricted stock and other awards granted under the 1999 Plan.  Awards granted under the 1999 Plan to directors may be nonqualified stock options, SARs, dividend equivalent rights, restricted stock or other awards.  The 1999 Plan authorizes the Compensation Committee (the plan administrator) to determine the terms and conditions of any award, except that the exercise price of nonqualified stock options cannot be less than 85% of the fair market value of the common stock on the date the option is granted. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of us as specified in agreements issued under the 1999 Plan.  The Compensation Committee may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any merger, consolidation, change of control or similar corporate transaction involving us.  During 2002 all of the SARs were exercised and the Company issued three-year options in satisfaction of the SARs.  As of April 25, 2005, stock grants and options for 2,000,000 shares had been granted, leaving no shares available for grant under the 1999 Plan.  The exercise price for options granted and unexercised under the 1999 Plan ranges from $1.00 to $12.88 per share.

                1996 Stock Option and Incentive Plan.  From 1996 through 1998, directors who were not our employees received an annual grant of options to purchase 10,000 shares of Common Stock under the 1996 Stock Option and Incentive Plan (the “1996 Plan”).  Under the terms of the 1996 Plan, the grant of nonqualified stock options to non-employee directors was automatic on the third business day after the annual meeting of stockholders.  The options were immediately vested on the date of grant.  If a non-employee director acquired shares upon exercise of such options and ceased to serve as a director for any reason other than death before the first anniversary of the date of grant of the options, the Company had the right to repurchase the shares at the exercise price.  We have reserved 1,500,000 shares of Common Stock for issuance under the 1996 Plan.  As of April 25, 2005, stock and option awards for 1,439,334 shares had been granted, leaving awards for 60,666 shares available for grant under the 1996 Plan.  The exercise price for options granted and unexercised under the 1996 Plan ranges from $3.75 to $16.53 per share.

                1992 Amended and Restated Stock Option Plan.  In December 1993, our stockholders approved and we adopted an Amended and Restated Stock Option Plan (the “Amended Plan”), which amended and restated the 1992 Stock Option Plan.  We have reserved a total of 1,000,000 shares for issuance under the Amended Plan.  The Amended Plan provides for the granting, to executive and other key employees, of incentive stock options and the granting of non-qualified stock options to such persons as the Board of Directors (the administrator of the Amended Plan) shall select.  As of April 25, 2005, options to purchase 1,000,000 shares have been awarded, leaving no shares available for grant under the Amended Plan.

Equity Compensation Plan Information

                As set forth above under “Compensation Pursuant to Stock Incentive Plans,” we have adopted stock incentive plans to provide incentives to attract and retain officers, directors and key employees and consultants.  We currently have reserved a total of 6,500,000 shares of our $.001 par value common stock for granting awards, including 1,000,000 shares under our 1992 Plan, 1,500,000 shares under our 1996 Plan, 2,000,000 shares under our 1999 Plan and 2,000,000 shares under our 2002 Plan. As of April 25, 2005, a total of 2,321,834 shares have been issued from option exercises and share awards under our four plans.  In the aggregate, there remain 4,117,500 shares available for issuance under outstanding and future awards pursuant to the 1992 Plan, the 1996 Plan, the 1999 Plan and the 2002 Plan.

                The following table sets forth a description of our equity compensation plans as of December 31, 2004:

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted-average exercise price of outstanding options and other rights	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,685,000	$5.26	1,000
Equity compensation plans not approved by security holders	—	—	—

___________________

(1)

Does not include information regarding the 2004 Plan for which we are seeking stockholder approval in this Proxy Statement.  See “Proposal No. 3 – Ratification and Approval of the Company’s 2004 Equity Incentive Plan.”

Stock Options and Share Grants Awarded to Named Executive Officers During 2004

                The following table reports information regarding grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2004.

Options/SARs Grants in Last Fiscal Year
Individual Grants						Potential realizable value at assumed annual rates of stock price appreciation for option term		Alternative in (f) and (g): grant date value

Name	Number of securities underlying Options/SARs granted (#)		Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/sh)	Expiration date	5% ($)	10% ($)	Grant date present value $

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)

Theodore Venners	—		—	$—	—	$—	$—	$—
C. Scott Hobbs	600,000	(1)	44.4%	7.75	1/26/11	1,893,017	4,411,535	—
Rudolph G. Swenson	—		—	—	—	—	—	—
Mathew V. Elledge	200,000		14.8%	9.40	3/24/11	765,349	1,783,588	—

____________________

(1)

Upon Mr. Hobb’s resignation in February 2005, 400,000 and 80,000 of these options and shares of restricted stock were cancelled and returned to the 2002 Stock Incentive Plan and the 1996 Stock Option and Incentive Plan, respectively.

2004 Year-End Option Values

                The following table reports certain information regarding outstanding stock options held at December 31, 2004 by the Named Executive Officers.

2004 Year End Option Values
Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at 12/31/04 (Exercisable / Unexercisable)			Value of Unexercised In-the-Money Options at 12/31/04 (Exercisable / Unexercisable) (1)

Theodore Venners	200,000	$600,000	500,000	/	150,000	$5,857,500	/	$1,593,000
C. Scott Hobbs	—	—	—	/	600,000	—	/	4,062,000
Rudolph G. Swenson	95,000	249,090	175,000	/	30,000	2,021,125	/	318,600
Mathew V. Elledge	—	—	40,000	/	160,000	204,800	/	819,200

____________________

(1)

Based on the closing price of $14.52 of the Common Stock on the American Stock Exchange on December 31, 2004, and is calculated by subtracting the exercise price per share from the applicable closing price.

Compensation Committee Interlocks and Insider Participation

                Mr. Theodore Venners, our Chairman of the Board and Chief Executive Officer, served as a director of Northwestern Engineering Company until 2004.  Mr. Stanford Adelstein, a director and Chairman of our Audit Committee, serves as Chairman of the Board and the President of Northwestern Engineering Company.

Committee Report on Executive Compensation

Executive Compensation

                All decisions on compensation for our executive officers are made by the Compensation Committee of the Board.  The executive compensation program presently consists of annual base salary, short-term incentives in the form of annual cash or stock bonuses and long-term incentives in the form of stock options.

                The committee believes that the compensation of executive officers should reflect the scope of their responsibilities, our success and the contributions of each executive to that success.  In addition, the committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect our performance and the contributions of each executive.

                External competitiveness is an important element of the committee’s compensation policy.  The competitiveness of compensation for our executives is assessed by comparing it to market data.

The process of determining each of the elements of compensation for our executive officers is outlined below.

                Base Salary

                Base salaries are intended to approximate the mid-point of competitive salaries for similar organizations of comparable size, market capitalization and complexity.  Executive salaries are adjusted gradually over time and only as necessary to meet this objective.  Increases in base salary may be moderated by other considerations, such as geographical or regional market data, industry trends and internal fairness.  It is the committee’s intention that over time the base salaries for the CEO and the other executive officers will approach the mid-point of competitive data.

                Cash and Share Bonus

                The committee establishes a median potential bonus for each executive officer by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries.  The committee’s determination with respect to bonuses is based on a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important in the creation of long-term stockholder value.

                Stock Incentive Program

                Our primary goal is to excel in the creation of long-term value for our stockholders.  The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase our Common Stock.

                The committee and management believe that awards of stock options to purchase our shares accomplish many objectives.  The grant of options to key employees encourages equity ownership in us, and closely aligns management’s interest to the interests of all the stockholders.  The emphasis on stock options also results in management’s compensation being closely linked to stock performance.  In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves us prematurely, stock options are an incentive for key employees to remain with us long term.

                Awards are not made annually in conjunction with the annual review of cash compensation, but are made periodically.  The committee considers total compensation of executives, actual and anticipated contributions of each executive (which includes a subjective assessment by the committee of the value of the executive’s future potential within the organization), as well as the value of previously awarded options as described above, in determining awards.

Policy on Deductibility of Compensation

                The committee has also considered the application of Section 162(m) of the Internal Revenue Code to our compensation practices.  Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as “performance based.”  The annual cash compensation paid to our individual executives does not approach the $1 million threshold, and we believe that our stock incentive plans qualify as “performance based.”  Therefore, we do not believe any further action is necessary in order to comply with Section 162(m).  From time to time, the committee will re-examine our compensation practices and the effect of Section 162(m).

2004 CEO Compensation

                Cash compensation for Mr. Theodore Venners is reviewed by both the Compensation Committee and the full Board.  The committee and the Board evaluate Mr. Venners’ performance and compensation using a process similar to that used for our other executive officers.

                Awards to Mr. Venners of shares and stock options to purchase our shares of common stock are reviewed and determined periodically by the Compensation Committee using criteria similar to that used for our other executive officers.  During 2004, Mr. Venners was awarded a cash bonus of $175,000.

The Compensation Committee of the Board of Directors(1)
James S. Pignatelli, Chairman Jack C. Pester James R. Schlesinger

____________________

(1)

Mark S. Sexton resigned from the Compensation Committee on November 16, 2004.  Mr. James S. Pignatelli was appointed to fill this vacancy.  In addition, James R. Schlesinger was appointed to fill the vacancy created when Stanford M. Adelstein was appointed Chairman of the Audit Committee, and as such, elected to resign his position on the Compensation Committee.

Comparative Performance Graph

                The Securities and Exchange Commission requires that we include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns (assuming reinvestment of dividends) for our Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us.  The following graph assumes $100 invested on December 31, 1999 in our Common Stock, the Russell 2000®Index, a Peer Group of companies and the S&P 500.  The stock price performance shown on the following graph is not necessarily indicative of future price performance.

Comparison of 5 Year Cumulative Total Return Among KFx Inc., the Russell 2000®Index,
The Peer Group of Companies, and the Standard & Poor’s 500
from December 31, 1999 to December 31, 2004
(Assumes Initial Investment of $100)

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

KFx Inc.	100	96	177	153	447	860
Russell 2000®	100	97	99	79	116	138
Peer Group	100	161	89	52	97	120
S&P 500	100	91	80	62	80	89

                KFx’s Peer Group is comprised of the following companies:  AES Corporation; Active Power, Inc.; Alliance Resource Partners, LP; Arch Coal, Inc.; Ballard Power Systems, Inc.; Beacon Power Corp.; Calpine Corporation; CONSOL Energy, Inc.; Evergreen Solar, Inc.; Fuel Cell Energy, Inc.; Huaneng Power

International Inc.; Hydrogenics Corp.; Massey Energy Company; Millenium Cell, Inc.; NRG Energy, Inc.; Penn Virginia Corp.; Plug Power, Inc.; Rentech Inc.; USEC Inc.; Suncor Energy, Inc.; U.S. Energy Systems, Inc.; Westmoreland Coal Company; Yanzhou Coal Mining Co., Ltd.; York Research Corporation;  and Westmoreland Coal Company.  All companies in the Peer Group are listed on U.S. stock exchanges or the Nasdaq system.

                We are excluded from the Peer Group for purposes of the comparative performance graph.

                From July 21, 1994 to January 29, 1996, our Common Stock was traded on the Nasdaq SmallCap Market under the trading symbol “KFXI.”  Beginning January 30, 1996, our Common Stock was traded on the American Stock Exchange under the trading symbol “KFX.”

STOCK OWNERSHIP

                The following table sets forth certain information, as of April 25, 2005, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our Common Stock, (2) each of our directors, (3) the CEO and each Named Executive Officer, and (4) all of our directors and executive officers as a group.

                Beneficial ownership of the Common Stock is determined in accordance with the rules of the SEC and generally includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of April 25, 2005.  Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. Applicable percentage ownership in the following table is based on 65,702,708 shares of Common Stock outstanding as of April 25, 2005.

                Unless otherwise indicated below, the address of each of the principal stockholders is c/o KFx Inc. 55 Madison Street, Suite 745, Denver, Colorado 80206.

Name and Address	Shares Beneficially Owned		Percentage of Class

Eastbourne Capital Management, LLC 1101 Fifth Avenue, Suite 160 San Rafael, California 94901	6,585,100		10.0%
Black Bear Offshore Master Fund, LP c/o CITCO Fund Services (Cayman Islands) Ltd. Corporate Centre, West Bay Road P.O. Box 31106-SMB Grand Cayman, Cayman Islands	4,384,500		6.7%
Security Management Company, LLC One Security Benefit Place Topeka, Kansas 66636-0001	5,585,000		8.5%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	3,313,300		5.0%
Ritchie Capital Management, LLC 2100 Enterprise Avenue Geneva, Illinois 60134	4,303,850	(1)	6.4%
Westcliff Capital Management, LLC 200 Seventh Avenue, Suite 105 Santa Cruz, California 95062	10,239,250	(2)	14.0%
Stanford M. Adelstein	375,000	(3)	0.6%
Manuel H. Johnson	78,000	(4)	*
Robert S. Kaplan	0	(5)	-
John V. Lovoi	90,000	(6)	*
Jack C. Pester	242,120	(7)	*
James S. Pignatelli	105,000	(8)	*
William G. Rosier	2,000	(9)	*
James R. Schlesinger	640,227	(10)	1.0%
Richard S. Spencer III	10,299,250	(11)	14.1%
Theodore Venners	4,058,974	(12)	6.1%
Robert I. Hanfling	0	(13)	-
William G. Laughlin	0	(14)	-
James P. Imbler	25,000	(15)	*
Rudolph G. Swenson	315,100	(16)	*
Matthew V. Elledge	83,000	(17)	*
All directors and executive officers as a group (15 persons)	16,313,671	(18)	21.7%

_______________

*	Less than 1%.

(1)

These securities are owned directly by investment limited partnerships of which Ritchie Asset Management, LLC (“Ritchie”) is the general partner and investment adviser.  Ritchie has discretionary authority to vote and dispose of such securities on behalf of its clients, and thus is deemed to have indirect beneficial ownership of such securities.  Includes 426,250 shares which RAM Trading, Ltd., and 900,000 shares which Ritchie Long/Short Trading, Ltd. have the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of warrants.

(2)

These securities are owned directly by investment limited partnerships of which Westcliff Capital Management, LLC (“Westcliff”) is the general partner and investment adviser, and by other investment advisory clients of Westcliff.  Westcliff has discretionary authority to vote and dispose of such securities on behalf of its clients, and thus is deemed to have indirect beneficial ownership thereof.  Mr. Spencer is the controlling owner of Westcliff.  See footnote 11, below.  Includes 7,288,750 shares which such partnerships and other advisory clients have the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of warrants.

(3)

Represents 150,000 shares held by Northwestern Engineering Company, of which Mr. Adelstein is Chairman of the Board and controls 95% of the voting shares of capital stock, and 225,000 shares which Mr. Adelstein has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.

(4)	Includes 70,000 shares which Mr. Johnson has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.

(5)

Does not include 50,000 options that were contingently granted to Dr. Kaplan out of the 2004 Plan which is subject to stockholder approval in Proposal No. 3.  If the 2004 Plan is approved by stockholders, these options will be fully vested.  If the 2004 Plan is not approved, the options will not be issued.

(6)

Includes 90,000 shares which Mr. Lovoi has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.  Mr. Lovoi also has a pecuniary interest, but no voting control, in shares of KFx Inc. held by certain investment limited partnerships managed by Westcliff Capital Management, LLC.

(7)	Includes 225,000 shares which Mr. Pester has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.

(8)	Includes 105,000 shares which Mr. Pignatelli has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.

(9)

Does not include 50,000 options that were contingently granted to Mr. Rosier out of the 2004 Plan which is subject to stockholder approval in Proposal No. 3.  If the 2004 Plan is approved by stockholders, these options will be fully vested.  If the 2004 Plan is not approved, the options will not be issued.

(10)

Includes (a) 303,333 shares which Mr. Schlesinger has the right to acquire pursuant to the exercise of warrants, and (b) 105,000 shares which Mr. Schlesinger has the right to acquire pursuant to the exercise of options, both within 60 days of April 25, 2005.

(11)

Includes 60,000 shares which Mr. Spencer has the right to acquire pursuant to the exercise of options within 60 days of April 25, 2005.  The remaining securities are owned directly by investment limited partnerships of which Westcliff is the general partner and investment adviser, and by other investment advisory clients of Westcliff.  As the controlling person of Westcliff, Mr. Spencer is deemed to have indirect beneficial ownership of such securities.  Includes 7,288,750 shares which such partnerships and other advisory clients have the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of warrants and 2,950,500 shares held by such partnerships and other advisory clients.

(12)

Includes 650,000 shares which Mr. Venners has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options and 66,667 shares which Mr. Venners has the right to acquire pursuant to the exercise of a warrant.  Does not include 66,667 warrants owned by Mr. Venners’ wife over which he has no voting or investment authority.

-19-
(13)

Does not include Common Stock and options issued to Mr. Hanfling pursuant to his employment agreement.  The Common Stock and options have specific vesting provisions commencing in January 2006.  See “Employment Agreements.”

(14)	Does not include options issued to Mr. Laughlin pursuant to his employment agreement. The options have specific vesting provisions commencing in March 2006. See “Employment Agreements.”

(15)

Includes 25,000 shares which Mr. Imbler has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.  Does not include 85,500 options that were contingently granted to Mr. Imbler out of the 2004 Plan which is subject to stockholder approval in Proposal No. 3.  If the 2004 Plan is approved by stockholders, these options will vest at a rate of 20% per year, commencing in December 2005. If the 2004 Plan is not approved, the options will not be issued.

(16)	Includes 150,000 shares which Mr. Swenson has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.

(17)	Includes 80,000 shares which Mr. Elledge has the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options.

(18)

Includes an aggregate of 1,785,000 shares which directors and executive officers as a group have the right to acquire within 60 days of April 25, 2005, pursuant to the exercise of options and an aggregate of 7,658,750 shares pursuant to the exercise of warrants.  Includes Messrs. Hanfling, Laughlin and Imbler, although these executive officers are not Named Executive Officers as defined by SEC rules for purposes of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of our Common Stock (such persons “Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange, and to furnish the Company with copies of all such reports.  Based solely on the review of the Forms 3, 4 and 5 furnished to us and certain representations made to us, we believe that during the year ended December 31, 2004, there were no filing deficiencies under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Royalty and License Agreements

                We are a party to a Royalty Agreement with Edward Koppelman, whereby Mr. Koppelman is entitled to receive a royalty equal to 25% of our worldwide royalty and license fee revenue.  The royalty to Mr. Koppelman will cease when the cumulative payments to him reach the sum of approximately $75.2 million.  Mr. Koppelman passed away in October 1997 and all his rights and obligations as discussed above are held by his estate.  In his will, Mr. Koppelman bequeathed 50% of the net royalty stream to Theodore Venners, our Chairman and Chief Executive Officer.  In December 2004, Mr. Venners agreed to assign to KFx his right to payments that may become due to him from the Koppelman estate in connection with the Cook Inlet Coal license arrangement.

Other

                We have a consulting agreement with Venners & Company, Ltd. for governmental affairs services, primarily for advice on proposed legislation and regulations and to advocate our interests before the U.S. Congress and regulatory agencies.  Venners & Company, Ltd. is controlled by John P. Venners, the brother of Theodore Venners.  Prior to April 1, 2004, the agreement provided for monthly consulting fees of $12,000, reimbursement of expenses related to our business and certain performance-based bonuses.  Effective April 1, 2004, we negotiated a revised agreement with Venners & Company for the provision of these services at a fixed cost of $18,000 per month.  Either party can terminate the agreement upon written notice.  During the year ended December 31, 2004, we paid Venners & Company $198,000 in cash for consulting fees and $10,000 for reimbursement of expenses, excluding certain bonuses.  In addition,

Venners & Company is entitled to bonus compensation as a result of the passage of H.R. 4520 establishing certain tax credits.  We are required to (i) make cash payments of approximately $25,000, (ii) extend the currently active consulting agreement for a period of 43 months at an aggregate cost of approximately $323,000, (iii) issue 4,800 shares of Common Stock for services provided, and (iv) issue warrants for the purchase of 150,000 shares at an average exercise price of $7.35 per share with a term of three years.

                In December 2004, K-Fuel, LLC, our wholly owned subsidiary, entered into a licensing agreement with Cook Inlet Coal, an affiliate of Kanturk Partners LLC, under which K-Fuel, LLC agreed to license to Cook Inlet Coal its proprietary coal processing technology for use at a coal processing plant to be operated by Cook Inlet Coal LLC.  Kanturk Partners owns approximately a 12% interest in Cook Inlet Coal LLC.  Mr. John Venners, brother of Mr. Theodore Venners, has an approximately 4.5% interest in Kanturk Partners.

                Certain investors, including a number of funds and accounts managed by Westcliff Capital Management, LLC of which one of our directors, Richard S. Spencer III, is the Manager, obtained certain licensing rights when they entered into five separate transactions to purchase our Common Stock and warrants during the period from March 28, 2002 through August 21, 2002.  The investors have the right under certain conditions to develop or participate in certain K-Fuel commercial projects and are obligated to pay royalty and license fees for certain of these plants.  The parties are in the process of executing amendments to the relevant agreements and we will file a Form 8-K describing any such amendments as soon as they are executed.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                The Board has selected Deloitte & Touche LLP to serve as our independent accountants for the fiscal year ending December 31, 2005.  Deloitte & Touche has served as our independent accountants since February 5, 2003 and has audited our financial statements beginning with the fiscal year ended December 31, 2002.  Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

                The Board is submitting its selection of our independent accountants for ratification by our stockholders at the meeting in order to ascertain the views of stockholders regarding such selection.  In the event of a negative vote on this ratification, the Board may reconsider its selection.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2

Auditor Independence Assessment

                The Audit Committee has discussed with the independent accountants their independence from us and our management, including matters in the written disclosures and letters provided by the independent accountants to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

Audit Committee Report

                The Audit Committee has discussed with our independent accountants, Deloitte & Touche LLP, the overall scope and plans for their audit.  The Audit Committee met with the independent accountants, with and without management present, to discuss the results of their examination as well as the overall quality of our financial reporting.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented.

                During March of 2004, the Audit Committee met and held discussions with management and with our independent accountants Deloitte & Touche LLP, to review the status of the audit for the fiscal year ended December 31, 2003.  The Audit Committee also reviewed and discussed such financial statements with management. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by various Statements on Auditing Standards regarding Communications with Audit Committees.  The Audit Committee met with Deloitte & Touche LLP to discuss our quarterly financial statements and our internal controls.  In March 2005, the Audit Committee met with Deloitte & Touche LLP to review the audit for the fiscal year ended December 31, 2004.

                In reliance on the reviews, meetings and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  The Audit Committee and the Board also have recommended the selection of the Company’s independent accountants for the fiscal year ending December 31, 2005.

The Audit Committee of the Board of Directors(1)
Stanford M. Adelstein, Chairman John V. Lovoi Manuel H. Johnson James S. Pignatelli

____________________

(1)	Vincent N. Cook retired from the Audit Committee on March 23, 2004. Mr. Lovoi was appointed to fill this vacancy. Also, on October 5, 2004, Mr. Johnson was appointed to the Audit Committee.

Auditor Fees

                The following table shows the aggregate fees billed to KFx for professional services by our principal independent accountants for fiscal years 2004 and 2003:

	Fiscal 2004		Fiscal 2003

Audit Fees	$305,000	(1)	$184,000	(2)
Audit-Related Fees	28,000	(3)	23,000
Tax Fees	—		—
All Other Fees	—		––

Total Fees	$333,000		$207,000

____________________

(1)	Audit fees in 2004 increased primarily due to the new requirements for an audit of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

(2)

Includes charges by PriceWaterhouseCoopers LLP, our principal independent accountants for the fiscal year ended December 31, 2001 of $21,000 for fiscal year 2003.  The remaining charges were from Deloitte & Touche LLP, our principal independent accountants.

(3)	Includes charges by PriceWaterhouseCoopers LLP of $10,000 for fiscal year 2004. The remaining charges were from Deloitte & Touche LLP, our principal independent accountants.

                Audit Fees.  This category includes the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements for fiscal years 2004 and 2003, for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal 2004 and 2003, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.  Audit fees for fiscal year 2004 also include the audit of management’s report on the effectiveness of our internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.  Fees for these services totaled $172,000 for fiscal 2004.

                Audit-Related Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

                Tax Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

                All Other Fees.  This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

                The Audit Committee considered the compatibility of the non-audit-related services performed by and fees paid to Deloitte & Touche LLP in 2004 and the proposed non-audit-related services and proposed fees for 2005 and determined that such services and fees are compatible with the independence of Deloitte & Touche LLP.  All audit and non-audit-related services were approved by the Audit Committee.

                Pre-Approval of Independent Accounting Firm Fees and Services Policy.  The Audit Committee has adopted policies and procedures regarding the engagement of the principal independent accountants that provide for pre-approval of all audit and non-audit services provided by our principal independent accountants on an annual basis and individual engagements as needed.  The policy permits an Audit Committee member to pre-approve principal independent accounting firm services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the Audit Committee member must report to the full Audit Committee on any pre-approval determinations).

PROPOSAL NO. 3 RATIFICATION AND APPROVAL OF THE COMPANY’S 2004 EQUITY INCENTIVE PLAN

General

                The Company's stockholders are being asked to ratify and approve the action of the Board of Directors adopting the Company's 2004 Equity Incentive Plan (the “2004 Plan”).  The number of shares of Common Stock reserved for issuance under the 2004 Plan is 6,000,000.  In the following discussion of the 2004 Plan, capitalized terms have the same meanings as defined in the 2004 Plan, unless otherwise noted. Ratification and approval of the proposal require the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

                The 2004 Plan is intended to enable the Company and its Related Entities to enhance their ability to provide employees with meaningful awards and incentives commensurate with their contributions and competitive with those offered by other employers, and to increase stockholder value by further aligning the interests of employees, directors, advisors and consultants with the interests of the Company's stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company's long-term success is dependent upon the ability of the Company and its Related Entities to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to our proprietary K-Fuel® technology and the anticipated development, construction and operation of commercial K-Fuel® projects. Participation in the 2004 Plan is open to employees, directors and consultants and the Company selects participants based on performance and contribution.  The number of shares reserved for issuance under the 2004 Plan is intended to support the Company's requirements for current and future employees, directors and consultants and to allow a broad distribution of options for employees.

                As of the Record Date, 185,500 options have been granted under the 2004 Plan, subject to approval by the stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3

                A general description of the principal terms of the 2004 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached as Annex A.

General Description

                The 2004 Plan was adopted by the Board of Directors in December 2004.  The 2004 Plan provides for the grant of options, SARs, dividend equivalent rights, restricted stock and awards which may be earned in whole or in part upon attainment of performance criteria established by the 2004 Plan administrator.

                The 2004 Plan is administered, with respect to grants to directors, officers, advisors, consultants, and other employees, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act. The Board may authorize one or more officers to grant awards, subject to certain limitations, to employees or consultants who are neither directors nor officers of the Company.

                The Board may at any time amend, suspend or terminate the 2004 Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code of 1986, as amended (the “Code”), the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein, the Company must obtain stockholder approval of any amendment to the 2004 Plan in such a manner and to such a degree as required.

                Stock options granted under the 2004 Plan may either be incentive stock options ("ISOs") under the provisions of Section 422 of the Code, or nonqualified stock options. ISOs may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than ISOs may be granted to employees, directors and consultants. Under the 2004 Plan, awards may be granted to such employees, directors or consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

                Under the 2004 Plan, ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the 2004 Plan permits the designation of beneficiaries by holders of ISOs. Other awards will be transferable to the extent provided in the award agreement.

                The 2004 Plan authorizes the Administrator to select the employees, directors and consultants of the Company to whom awards may be granted and to determine the terms and conditions of any award; however, the term of an ISO may not be for more than 10 years (or 5 years in the case of ISOs granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company). The 2004 Plan authorizes the Administrator to grant awards at an exercise price determined by the Administrator. In the case of ISOs, such price cannot be less than 100% (or 110%, in the case of ISOs granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. In the case of nonqualified stock options, such price cannot be less than 85% of the fair market value of the Common Stock on the date the option is granted. The closing price of the Common Stock as of April 25, 2005 was $12.21.  The exercise price is generally payable in cash, check, or, in certain circumstances, with a promissory note, with such documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of an award and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or with shares of Common Stock. The aggregate fair market value of the Common Stock with respect to any ISOs that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000.

                The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the agreements to be issued under the 2004 Plan. Except as provided in an award agreement, the vesting schedule will be accelerated and all awards will become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a Corporate Transaction or a Related Entity Disposition unless the awards are assumed by the successor corporation or replaced with comparable awards or a comparable cash incentive program.  If a grantee's Continuous Service is terminated without Cause within 12 months after a Corporate Transaction or Related Entity Disposition, however, the grantee's awards will become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights.  In the event of a Change in Control that is not a Corporate Transaction, if a grantee's Continuous Service is terminated without Cause within 12 months after such Change in Control, the grantee's awards will immediately become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights.  Notwithstanding the foregoing, the Administrator, in its discretion, may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any Corporate Transaction, Change in Control or Related Entity Disposition. Effective upon the consummation of a Corporate Transaction, all outstanding awards under the 2004 Plan will terminate unless assumed by the successor company or its parent.  The 2004 Plan also permits the Administrator to include a provision whereby the grantee may elect at any time while an employee, director or consultant to exercise any part or all of the award prior to full vesting of the award.

                The Administrator may establish one or more programs under the 2004 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2004 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Certain Federal Tax Consequences

                The following summarizes only the federal income tax consequences of stock options and shares of restricted stock granted under the 2004 Plan. State and local tax consequences may differ.

                The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. Subject to the requirements of reasonableness and satisfaction of any withholding obligation, the Company is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain. The maximum marginal rate at which ordinary income is taxed to individuals is currently 38.6% and the maximum rate at which long-term capital gains are taxed for most types of property is 20%.

                The grant of an ISO under the 2004 Plan will not result in any federal income tax consequences to the optionee or to the Company.  An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of Common Stock. If the optionee does not dispose of the shares within neither two years after the ISO was granted, nor within one year after the ISO was exercised and shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

                If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price.  Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee (subject to the requirements of reasonableness and perhaps, in the future, the satisfaction of a withholding obligation).

                The “spread” under an ISO -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

                The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse.  This income is subject to withholding for federal income and employment tax purposes. Subject to the requirements of reasonableness and satisfaction of any withholding obligation, the Company is entitled to an income tax deduction in the amount of the income recognized by the recipient.  Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Internal

Revenue Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain. The Section 83(b) election must be made within thirty days from the time the restricted stock is issued to the recipient.

SOLICITATION OF PROXIES

                This solicitation is being made by mail on behalf of our Board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, electronic means, personal interview or other similar means of communication.  The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the meeting, which may be furnished to stockholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by us.  We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers.  We anticipate that the cost of such supplementary solicitations, if any, will not be material.  In addition, we have retained our transfer agent, Interwest Transfer Company, Inc., to solicit proxies from stockholders by mail, in person and by telephone.  We will pay Interwest a fee of approximately $1,800 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

ANNUAL REPORT

                Our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, together with a letter from Mr. Theodore Venners, our Chairman of the Board of Directors and Chief Executive Officer,has been mailed to stockholders along with this Proxy Statement.  We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.  Requests should be addressed to the Investor Relations Department, 55 Madison Street, Suite 745, Denver, Colorado 80206.  Also, such report may be obtained from our Internet homepage at http://www.kfx.com.

OTHER MATTERS

                We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Annual Meeting.  If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

                Any stockholder who intends to submit a proposal at the 2006 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 31, 2005.  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  Our bylaws do not contain such an advance notice provision.  Accordingly, for our 2006 Annual Meeting of Stockholders, stockholders’ written notices must be received by us before March 16, 2006 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy.  Such proposals should be sent to William G. Laughlin, Secretary, 55 Madison Street, Suite 745, Denver, Colorado 80206.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

                Please advise us whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

                It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person.  We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose.  By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held.  Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors William G. Laughlin Secretary Denver, Colorado

ANNEX A KFx INC. 2004 EQUITY INCENTIVE PLAN

                Purpose of the Plan.  The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the stockholders' interest and share in the Company's success.

                Definitions.  As used herein, the following definitions shall apply:

                                "Administrator" shall mean the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

                                "Affiliate" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

                                "Applicable Laws" shall mean the requirements relating to the administration of stock plans under federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

                                "Award" shall mean, individually or collectively, a grant under the Plan of Options, Stock Awards, SARs, or Cash Awards.

                                "Awardee" shall mean a Service Provider who has been granted an Award under the Plan.

                                "Award Agreement" shall mean an Option Agreement, Stock Award Agreement, SAR Award Agreement, and/or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award.  Each Award Agreement is subject to the terms and conditions of the Plan.

                                "Board" shall mean the Board of Directors of the Company.

                                "Cash Award" shall mean a bonus opportunity awarded under Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

                                "Change in Control" shall mean any of the following, unless the Administrator provides otherwise:

                                                any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction), the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary),

                                                the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) in the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act), the dissolution or liquidation of the Company,

                                                a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board, or any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter.

                                "Code" shall mean the Internal Revenue Code of 1986, as amended.

                                "Committee" shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                                "Common Stock" shall mean the common stock of the Company.

                                "Company" shall mean KFx Inc., a Delaware corporation, or its successor.

                                "Consultant" shall mean any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

                                "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

                                "Director" shall mean a member of the Board.

                                "Dividend Equivalent" shall mean a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

                                "Employee" shall mean a regular, active employee of the Company or any Affiliate, including an Officer and/or Director.  Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

                                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                                "Fair Market Value" shall mean, unless the Administrator determines otherwise, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

                                "Grant Date" shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

                                "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                                "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

                                "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                                "Option" shall mean a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement").  Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

                                "Participant" shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

                                "Plan" shall mean this KFx Inc. 2004 Equity Incentive Plan.

                                "Qualifying Performance Criteria" shall have the meaning set forth in Section 14(b) of the Plan.

                                "Related Corporation" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

                                "Service Provider" shall mean an Employee, Director, or Consultant.

                                "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

                                "Stock Award" shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

                                "Stock Appreciation Right" or "SAR" shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR.  The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the "SAR Agreement").

                                "Stock Unit" shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares.  Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

                                "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

                                "Termination of Service" shall mean ceasing to be a Service Provider.  However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations.  The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

                                "Total and Permanent Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

                Stock Subject to the Plan.

                                Aggregate Limits.

                                                Subject to the adjustments provided for in Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan through Awards is 6,000,000 Shares.  Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 6,000,000 Shares, subject to the adjustments provided for in Section 15 of the Plan.

                                                Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment.  If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan.  Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased.  Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan.  The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

                                Code Section 162(m) Limit.  Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 1,000,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 1,000,000 Shares.  Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m).

                Administration of the Plan.

                                Procedure. Multiple Administrative Bodies.  The Plan shall be administered by the Board, a Committee and/or their delegates.

                                                Section 162.  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                                                Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

                                                Other Administration.  The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code.

                                                Delegation of Authority for the Day-to-Day Administration of the Plan.  Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan.  Such delegation may be revoked at any time.

                                Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

                                                to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

                                                to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                                                to determine the type of Award to be granted to the selected Service Provider;

                                                to approve the forms of Award Agreements for use under the Plan;

                                                to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability, acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

                                                to correct administrative errors;

                                                to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

                                                to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

                                                to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

                                                to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 16 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Participant;

                                                to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

                                                to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the "Conversion Awards").  Any conversion or substitution shall be effective as of the close of the merger or acquisition.  The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity.  Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

                                                to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                                                to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

                                                to determine whether Awards will be settled in Shares, cash or in any combination thereof;

                                                to determine whether Awards will be adjusted for Dividend Equivalents;

                                                to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

                                                to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

                                                to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

                                                to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

                                Effect of Administrator's Decision.  All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants.  The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

                Eligibility.  Awards may be granted to Service Providers of the Company or any of its Affiliates.

                Term of Plan.  Subject to Section 26 of the Plan, the Plan shall become effective upon its adoption by the Board.  The Plan shall remain in effect until it is terminated under Section 16 of the Plan, except that no Incentive Stock Options shall be granted on or after the 10th anniversary of the later of (i) the date when the Board adopted the Plan or (ii) the date when the Board adopted the most recent increase in the number of Shares available under Section 3 that was approved by the Company's stockholders.

                Term of Award.  The term of each Award shall be determined by the Administrator and stated in the Award Agreement.  In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

                Options.  The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

                                Option Agreement.  Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

                                Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                                                In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.  Notwithstanding the foregoing, if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

                                                In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.  The per Share exercise price may also vary according to a predetermined formula.  However, in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

                                                Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

                                Vesting Period and Exercise Dates.  Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time and/or such performance requirements as deemed appropriate by the Administrator.  At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

                                Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option.  Acceptable forms of consideration may include:

                                                cash;

                                                check or wire transfer;

                                                subject to any conditions or limitations established by the Administrator, other Shares which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender or attestation and (B) have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                                consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

                                                such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

                                                any combination of the foregoing methods of payment.

                                Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

                Incentive Stock Option Limitations.

                                Eligibility.  Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

                                $100,000 Limitation.  Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee's ability to exercise the Incentive Stock Option related to the performance of services is satisfied.  If the Awardee's ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered.  For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted.  However, because an acceleration provision is not taken into account prior to its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised prior to such acceleration.  The Fair Market Value of the Shares shall be determined as of the Grant Date.

                                Leave of Absence.  For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless reemployment upon expiration of such leave is provided by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company or a Related Corporation is not so provided by statute or contract, an Awardee's employment with the Company shall be deemed terminated on the first day immediately following such three month period of leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

                                Transferability.  The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person.  Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

                                Exercise Price.  The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

                                10% Stockholder.  If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

                                Other Terms.  Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

                Exercise of Option.

                                Procedure for Exercise; Rights as a Stockholder.

                                                Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

                                                An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

                                                Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

                                                The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised.  An Option may not be exercised for a fraction of a Share.

                                Effect of Termination of Service on Options.

                                                Generally.  Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant's death or Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant's termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                                                Disability of Awardee.  Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant's Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant's termination.  Unless otherwise provided by the Administrator, if at the time of disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant's disability.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan

                                                Death of Awardee.  Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant's death.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant's death.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                Stock Awards.

                                Stock Award Agreement.  Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

                                Restrictions and Performance Criteria.  The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee.

                Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

                                Forfeiture.  Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Service, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares, the Company shall have a right to repurchase the unvested Shares at the original price paid by the Participant.

                                Rights as a Stockholder.  Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.  Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she was an actual stockholder.

                Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

                                Number of SARs.  The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

                                Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan.

                                Exercise of SARs.  SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

                                SAR Agreement.  Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

                                Expiration of SARs.  A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement.  Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

                                Payment of SAR Amount.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in the amount determined by multiplying:  (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised.  At the discretion of the Administrator, the payment upon SAR exercise may be in cash, Shares of equivalent value, other property or in some combination thereof.

                                Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

                Cash Awards.  Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period.

                                Cash Award.  Each Cash Award shall contain provisions regarding (i) the performance goal(s) and maximum amount payable to the Participant as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.  The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed $1,500,000.

                                Performance Criteria.  The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations.  The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.   Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

                                Timing and Form of Payment.  The Administrator shall determine the timing of payment of any Cash Award.  The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect for the payment of any Cash Award to be deferred to a specified date or event.  The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

                                Termination of Service.  The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

                Other Provisions Applicable to Awards.

                                Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  The Administrator may make an Award transferable to an Awardee's family member or any other person or entity.  If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

                                Qualifying Performance Criteria.  For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award:  (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders' equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria.  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

                                Certification.  Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

                                Discretionary Adjustments Pursuant to Section 162(m).  Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

                Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                                Changes in Capitalization.  Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, and the number and kind of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, (ii) the price per Share subject to each such outstanding Award, and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

                                Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days prior to such transaction.  In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

                                Change in Control.  In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and SARs and terminate any restrictions on Stock Awards or Cash Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Participant.

                Amendment and Termination of the Plan.

                                Amendment and Termination.  The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

                                Effect of Amendment or Termination.  No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

                                Effect of the Plan on Other Arrangements.  Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                Designation of Beneficiary.

                                An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan.  To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

                                Such designation of beneficiary may be changed by the Awardee at any time by written notice.  In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

                No Right to Awards or to Service.  No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates.  Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

                Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                Inability to Obtain Authority.  To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                Notice.  Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

                Governing Law; Interpretation of Plan and Awards.

                                This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of California.

                                In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

                                The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

                                The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

                                All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion.  In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision.  The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious.  This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

                Limitation on Liability.  The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

                                The Non-Issuance of Shares.  The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

                                Tax Consequences.  Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

                Unfunded Plan.  Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.  Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

                Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board.  Notwithstanding the foregoing, the effective date of the Plan shall be the date of its adoption by the Board.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of December 10, 2004.

KFx Inc.,
a Delaware corporation

Date: ______________, 2004	By: ________________________________

Its: ________________________________

April 25, 2005 [FRONT OF PROXY VOTING CARD]

PROXY KFX INC. 55 Madison Street, Suite 745, Denver, Colorado 80206 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned stockholder(s) of KFx Inc. (the “Company”) hereby appoints Matthew V. Elledge and Rudolph G. Swenson, or either of them with full power of substitution, as attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 21, 2005 at 1:00 p.m. local time at the executive offices of the Company, 55 Madison Street, Suite 745, Denver, Colorado 80206, and any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

                I hereby vote my shares of KFx Inc. Common Stock as specified on the reverse side of this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BACK OF PROXY VOTING CARD]

                This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted “FOR” the nominees of the Board of Directors in the election of directors, “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountants for the year ending December 31, 2005, and FOR ratification and approval of the Company’s 2004 Equity Incentive Plan.  This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any postponements, continuations or adjournments thereof.

IMPORTANT – THIS PROXY MUST BE SIGNED AND DATED BELOW.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3.

		FOR	AGAINST	ABSTAIN
1.	ELECTION OF NOMINEES LISTED BELOW:
A.	JACK C. PESTER	ٱ	ٱ	ٱ
B.	JAMES S. PIGNATELLI	ٱ	ٱ	ٱ
C.	THEODORE VENNERS	ٱ	ٱ	ٱ

2.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS	ٱ	ٱ	ٱ

3.	RATIFICATION AND APPROVAL OF THE COMPANY’S 2004 EQUITY INCENTIVE PLAN	ٱ	ٱ	ٱ

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

DATED: ______________, 2005

(Seal)	___________________________ (Stockholder’s Signature)

___________________________ (Stockholder’s Signature)

Note:  Please mark, date and sign this proxy card and return it in the enclosed envelope.  Please sign as your name appears on this card.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with corporate name by a duly authorized officer.